Exhibit 99.1

Lesaka Provides Financial Guidance for Fiscal Year 2023 and Provides Clarity Regarding Shelf Registration Statement

Johannesburg, September 19, 2022 - Lesaka Technologies, Inc. ("Lesaka" or the "Company") (NasdaqGS:LSAK; JSE: LSK) today provides financial guidance for the year ended June 30, 2023 ("FY23") and clarifies that its shelf registration statement on Form S-3 filed on September 9, 2022 with the United States Securities and Exchange Commission ("SEC") was the routine renewal of its previously effective registration statement on Form S-3, which expired in December 2021.

Financial Guidance for FY23

On September 9, 2022, Lesaka published financial results for the year ended June 30, 2022 ("FY22"). The Company would like to reiterate several key components of its results reported for FY22 and provide financial guidance for FY23.

Lesaka reported revenue of $222.6 million and an Adjusted EBITDA loss1 of $18.6 million for FY22. The Adjusted EBITDA loss1 of $18.6 million included $3.0 million of stock-based compensation costs.  The Adjusted EBITDA loss1, before stock-based compensation costs, is $15.6 million. Going forward Adjusted EBITDA loss1 will be reported after adjusting for (excluding) stock-based compensation costs.

The Company expects the following ranges for FY23:

  Revenue for the group between $565 million and $600 million
  Adjusted EBITDA for the group between $31 million and $34 million
    Merchant business segment Adjusted EBITDA between $31 million and $33 million, this guidance comprises:
      Strong fundamentals that underpin the growth of Connect remain unchanged.
      FY22 revenue in the pre-existing Lesaka Merchant business benefited from large one-off sales during the year, due to a catch up on back-order fulfilment in the POS division as a result of the global chip shortage.
    Consumer business segment Adjusted EBITDA between $8 million and $10 million
    Corporate/Eliminations2 expected at approximately $2.5 million per quarter

This guidance reflects the Company's estimates as of September 19, 2022 and is based on an exchange rate of ZAR15.50 to $1.

1. Adjusted EBITDA before stock-based compensation costs is a loss of $15.6 million for FY22.

Adjusted EBITDA income (loss), is a non-GAAP measures and is described below under "Use of Non-GAAP Measures.

2. Excludes any potential once-off costs.

Management has provided its outlook regarding Adjusted EBITDA which is a non-GAAP financial measure and excludes certain charges. Management has not reconciled this non-GAAP financial measure to the corresponding GAAP financial measure because guidance for the various reconciling items is not provided. Management is unable to provide guidance for these reconciling items because they cannot determine their probable significance, as certain items are outside of the company's control and cannot be reasonably predicted since these items could vary significantly from period to period. Accordingly, reconciliations to the corresponding GAAP financial measure is not available without unreasonable effort.

Shelf registration statement on Form S-3 filed on September 9, 2022

Lesaka's shelf registration statement on Form S-3 filed on September 9, 2022 with the SEC was the routine renewal of its previously effective registration statement on Form S-3, which expired in December 2021. The Company has no immediate plans to offer or sell any securities under this shelf registration statement to the public. However, the Company felt it was prudent to file the shelf registration statement as a matter of standard corporate governance to respond to future financing and business opportunities.

The shelf registration statement relating to these securities has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Any offering of the securities covered under the shelf registration statement will be made solely by means of a prospectus and an accompanying prospectus supplement relating to that offering.

About Lesaka (www.lesakatech.com)

Lesaka Technologies, (Lesaka™) is a South African Fintech company that utilizes its proprietary banking and payment technologies to deliver superior financial services solutions to merchants (B2B) and consumers (B2C) in Southern Africa. Lesaka's mission is to drive true financial inclusion for both merchant and consumer markets through offering affordable financial services to previously underserved sectors of the economy. Lesaka offers cash management solutions, growth capital, card acquiring, bill payment technologies and value-added services to formal and informal retail merchants as well as banking, lending, and insurance solutions to consumers across Southern Africa. The Lesaka journey originally began as "Net1" in 1997 and later rebranded to Lesaka (2022), with the acquisition of Connect. As Lesaka, the business continues to grow its systems and capabilities to deliver meaningful fintech-enabled, innovative solutions for South Africa's merchant and consumer markets.

Lesaka has a primary listing on NASDAQ (NasdaqGS: LSAK) and a secondary listing on the Johannesburg Stock Exchange (JSE: LSK). Visit www.lesakatech.com for additional information about Lesaka Technologies (Lesaka ™).

Use of non-GAAP measures

U.S. securities laws require that when we publish any non-GAAP measures, we disclose the reason for using these non-GAAP measures and provide reconciliations to the most directly comparable GAAP measures. The presentation of EBITDA and Adjusted EBITDA are non-GAAP measures.

Operating income before depreciation and amortization and Adjusted EBITDA

Operating income before depreciation and amortization is GAAP operating (loss) income adjusted for depreciation and amortization. Adjusted EBITDA is earnings before interest, tax, depreciation and amortization ("EBITDA"), adjusted for unusual non-recurring items, costs related to acquisitions, stock-based compensation costs and transactions consummated or ultimately not pursued.

Reconciliation of GAAP operating loss to EBITDA loss and Adjusted EBITDA loss:

Three and twelve months ended June 30, 2022 and 2021

	Three months ended June 30,		Year ended June 30,
	2022	2021	2022	2021
Operating loss - GAAP	$(10,122)	$(13,600)	$(40,195)	$(53,872)

Depreciation and amortization	5,491	1,218	7,575	4,347
Operating loss before depreciation and amortization	(4,631)	(12,382)	(32,620)	(49,525)
Legacy processing adjustments	1,629	-	1,629	-
Reorganization costs	-	-	5,894	-
Allowance for doubtful EMI loans receivable	-	-	-	4,739
Transaction costs	4,339	337	6,460	1,879
Adjusted EBITDA loss	$1,337	$(12,045)	$(18,637)	$(42,907)

Forward Looking Statements

This press release contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended.  Such statements may be identified by their use of terms or phrases such as "expects," "estimates," "projects," "believes," "anticipates," "plans," "could," "would," "may," "will," "intends," "outlook," "focus," "seek," "potential," "mission," "continue," "goal," "target," "objective," derivations thereof, and similar terms and phrases.  Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. In this press release, statements relating to future financial results and future financing and business opportunities are forward-looking statements. Additional information concerning factors that could cause actual events or results to differ materially from those in any forward-looking statement is contained in the company's Form 10-K for the fiscal year ended June 30, 2022, as filed with the SEC, as well as other documents the Company has filed or will file with the SEC. The Company assumes no obligation to update the information in this press release, to revise any forward-looking statements or to update the reasons actual results could differ materially from those anticipated in forward-looking statements.

Investor Relations Contact:

Phillipe Welthagen

Email : phillipe.welthagen@lesakatech.com

ICR

Email: LesakaIR@icrinc.com

Media Relations Contact:

Janine Bester Gertzen

Email: Janine@thenielsennetwork.com